United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 12, 2012

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 12, 2012, the Board of Directors of Urstadt Biddle Properties Inc. (the "Company") adopted amendments to Articles I and XII of the Company's Bylaws (the "Amendments"), which became effective immediately.  The purpose of the Amendments is to provide that shares of the stock of the Corporation shall be excluded from application of the Maryland Control Share Acquisition Act.
The Amended and Restated Bylaws are attached to this Current Report as Exhibit 99.1, and the amended Articles I and XII are incorporated into this Item 5.03 by this reference.  The description of the Amendments is qualified in its entirety by reference to Exhibit 99.1 hereto.

Item 9.01                          Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	The following exhibit is filed as part of this report:
Exhibit No.                                        Description
99.1                                        Bylaws of the Company, Amended and Restated as of December 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 18, 2012	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Bylaws of the Company, Amended and Restated as of December 12, 2012